Filed pursuant to Rule 497(e)
Registration No. 033-08746
THE TOCQUEVILLE TRUST

The Tocqueville Fund (the “Fund”)

Supplement dated May 19, 2025
to the Fund’s Prospectus and Statement of Additional Information,
each dated February 28, 2025

Effective June 2, 2025, the mailing address for the Fund has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Fund to:

Regular Mail:
The Tocqueville Trust — [The Tocqueville Fund]
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Overnight or Express Mail:
The Tocqueville Trust — [The Tocqueville Fund]
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

Please retain this Supplement for reference.